EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

Harry Coolidge, Esq.
1260 41st Avenue, Suite N
Capitola, California 95010

                      Re:       S-8 Issuance

Dear Mr. Coolidge:

Westmark Group Holdings, Inc. acknowledges that Harry Coolidge has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Harry Coolidge 95,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh